UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  June 30, 2012

Item 1. Reports to Stockholders.

Marketfield Fund

Semi-Annual Report

June 30, 2012

Investment Adviser

Marketfield Asset Management, LLC
292 Madison Avenue
14th Floor
New York, New York 10017
www.marketfield.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	9

SCHEDULE OF SECURITIES SOLD SHORT	13

SCHEDULE OF OPTIONS WRITTEN	14

STATEMENT OF ASSETS AND LIABILITIES	15

STATEMENT OF OPERATIONS	16

STATEMENT OF CHANGES IN NET ASSETS	17

FINANCIAL HIGHLIGHTS	18

NOTES TO FINANCIAL STATEMENTS	19

NOTICE OF PRIVACY POLICY & PRACTICES	28

ADDITIONAL INFORMATION	29

Dear Shareholders:

For the six months ended June 30, 2012, the Marketfield Fund (the “Fund”) had a total return of +8.77%, compared to +9.49% for the S&P 500 Index (“S&P”).  The Fund’s year to date returns as compared to the returns of the S&P were negatively effected in the first quarter by our emerging market short positions.  However, the Fund’s emerging market short positions helped the fund to a gain of 1.87% during the second quarter as opposed to a loss of  2.75% for the S&P.

During the past week, the Brazilian stock market reached a level at which the annual (52 week) loss for a U.S. dollar investor exceeded the decline in the S&P during 2008.  We point this out simply because we seem to be the only ones who find this newsworthy.

As we have been adamant in our concerns about emerging market prospects for more than 18 months, our highlighting the problems that have arisen might be regarded as a combination of talking our book and self-congratulation.  The point, however, is to illustrate just how little attitudes have changed compared with results.  Recall that the losses suffered by domestic equity investors in 2008 prompted institutions, retail investors, consultants and advisors to flee U.S. stocks on a broad basis.  That trend remains in force, despite U.S. equities, as represented by the S&P, having outperformed those in emerging markets, as represented by the Emerging Markets Index, over one year, three year and five year periods ended June 30, 2012.

The widespread affection for emerging market investment is not difficult to understand when looking at performance during the past decade.  Between the end of 2002 and the end of 2007, stocks in Brazil (to continue with our current example) provided U.S. dollar investors with total returns in excess of 1,000%.  The fact that there was no serious external participation in Brazil’s market during most of that period does not negate the lasting power of the total return data when plugged into asset allocation models.  As we have said many times, facts and data exist only in history, whereas the future is entirely hypothetical.  Quantitative approaches to investing are necessarily based upon historical occurrences.  When long-standing trends are changing, command of historical data becomes as useful as gold bars during a shipwreck.

Our main intermediate concerns continue to revolve around the possibility of a financial shock coming from a part of the world that is currently regarded as immune.  In this vein, we doubt that it will involve Europe, as many of the darkest scenarios have already arisen in the popular imagination.

The conceptual fallacy underlying the risks that concern us consists in the idea that direct government intervention can attenuate structural economic deterioration and produce self-sustaining prosperity.  Governments are not economies, nor can they create lasting prosperity for more than a small coterie of the ruling class by redirecting resources that derive from the efforts of their citizens.

The notion that the Chinese economy is recession-proof because the Communist Party leaders have policy tools to “stimulate”, i.e., spend, strikes us as fundamentally mistaken.  GDP statistics can indeed be elevated by an increase in expenditure by any sectors in the economy.  Raw output (which GDP measures) is, however, not always a measure of prosperity or investment opportunity.

Output is a valuable measure of economic strength when it occurs in anticipation of or response to a real demand from ultimate consumers of the products and services being produced.  GDP provoked by the solipsistic aims of a ruler is waste.  The idea that paying people to dig holes and then fill them up (or building more high speed rail links in the Chinese countryside) can stimulate an economy is nonsense.  Both can produce temporary elevations of GDP statistics.  Period.

In both instances, governments would be much better off simply handing out money to the people who would have been employed in the make-work projects.  That would at least eliminate the prospect that people would fall into unfilled holes or that maintenance expenditures would have to be allocated for underutilized rail systems (or empty buildings, palaces, opera houses and the like).

Direct grants of money to citizens in lieu of putting them to work on uneconomic projects also has the great advantage of allowing the population more leeway to decide what products and services it would actually prefer, rather than those (like high speed trains) that the leaders consider cool.  This brings us right back to square one in the debate between economic freedom and government control.  If people understood that the economic decisions of the population at large were of unique benefit in guiding the deployment of economic resources, they would also understand that extracting greater shares of those resources through increased taxation and placing the discretion in the hands of governments is ultimately harmful.  These are facts that those in power and their minions have no interest in acknowledging.

Admirers of dictatorships, of which there are more than a few in the U.S. investment community, like to point out that in systems like China, things get done—there is no gridlock.  True enough, but what gets done is not the basis for anything more than a transitory elevation of GDP statistics and the enrichment of those in power.

Real prosperity demands the devolution of economic authority to as great a cohort of individual citizens as are able to contribute to productive activity.  This process necessarily diminishes the power and privileges of those in and associated with government.  Their reluctance to hand over the controls is understandable but tragic nonetheless, as the ultimate harm that results from the misdirection of resources (even with the best of intentions attached) falls almost entirely on those in greatest need of economic advancement.  The notorious 1%, so easily demonized in political discourse, is nearly immune to the toxic effects of governments’ economic manipulations.

A great deal of our long-term skepticism regarding the investment prospect within the BRIC (Brazil, Russia, India & China) markets is in response to excessive degrees of government economic control in all four cases.  Each of the four nations has their own particular form of political interference in economic matters.  Now that the migration of manufacturing capacity of the past fifteen years is nearing an end, hypertrophic growth in export and extractive industries is no longer in prospect.  Portfolio flows into these markets have thus far taken up much of the slack, but equity performance shortfalls are beginning to have their effects.  Fixed income remains the last bastion of capital inflows toward the major emerging markets.  It is our sense that, as in the developed world, fewer corporate and sovereign credits will be considered safe as the current cycle progresses.  Secondary corporate bond spreads are already beginning to widen.

Absent support from external flows of wealth and real economic demand from developed markets, emerging market economies will be called upon to stand on their own insofar as long-term, sustainable growth is concerned.  We don’t believe that they have reached a point of economic maturity at which the results will prove satisfactory.

In some sense, they are Greece writ large, albeit without the acute issues of sovereign finance.  Recall that in the seven years leading up to the 2004 Athens Olympics, Greek GDP handily exceeded world GDP growth.  While Chairman Greenspan was lamenting the “jobless recovery” in 2004, Greece was growing at nearly 6%.  Their stimulus, aka spending, worked in producing a nice looking string of statistics.  Instead of empty airports and idle steel mills, they built beautiful athletic venues.  Now they can’t afford the dynamite to blow them up.

Effects from the slowdowns in Europe and emerging markets are already filtering through to domestic corporate results.  Companies with large export exposures, particularly those tied to industrial and extractive activities overseas have seen substantial, often abrupt declines in equity prices.  Our portfolio exposure to these sectors is substantially lower than during the first quarter, and our emphasis remains on companies more reliant on domestic conditions.

The great challenge over the next several months will be to try to maintain some distance from the political currents that will undoubtedly dominate the financial media and short-term market movements.  As we have said before, our strong feelings about the proper conduct of economic policy do not endow us with any useful insights into political outcomes.  We feel that we understand the economic consequences of political actions, but that does not translate into any practical advantages in guessing the results of elections.  That is why political forecasting, whether regarding European dissolution, fiscal cliffs or presidential elections does not play a part in our investment process.

July 17, 2012
Michael C. Aronstein
President

The information provided herein represents the opinion of the Portfolio Manager and is not intended to be a  forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for investments in emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments.  The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested, however a mutual fund investor’s risk is limited to the amount invested in a fund.  The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Must be preceded or accompanied by the Prospectus.

The S&P 500 Index (SPX) is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The securities holdings and volatility of the Fund differ significantly from the stocks that make up the SPX.  The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 26 emerging economies.  You cannot invest directly in an index.

The Fund is distributed by Quasar Distributors, LLC.

MARKETFIELD FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/12 – 6/30/12).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees and dividends and interest expense on short positions. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/12	6/30/12	1/1/12 – 6/30/12*
Actual**	$1,000.00	$1,087.70	$14.07
Hypothetical (5% return before expenses)***	$1,000.00	$1,011.39	$13.55

*
Expenses, including dividends and interest expense on short positions, are equal to the Fund’s annualized expense ratio of 2.71%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

**	Excluding dividends and interest expense on short positions, your actual cost of investing in the Fund would be $7.89.
***	Excluding dividends and interest expense on short positions, your hypothetical cost of investing in the Fund would be $7.62.

MARKETFIELD FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common and preferred stocks and other equity instruments, bonds and other fixed-income securities, and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with the evaluation by Marketfield Asset Management, Inc., the Fund’s investment adviser (the “Adviser”) of their expected risks and returns. In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and the Adviser’s perception of the outlook of the capital markets as a whole. The Fund’s assets may be allocated between equity securities and fixed-income securities at the discretion of the Adviser. The Fund’s allocation of portfolio assets as of June 30, 2012 is shown below.

Allocation of Portfolio Assets
% of Net Assets

Average Annual Total Returns as of June 30, 2012

			Since Inception
	One Year	Three Years	(7/31/07)
Marketfield Fund	11.07%	15.22%	9.01%
S&P 500 Index	5.45%	16.40%	0.87%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-236-4298. The Fund imposes a 1.00% redemption fee on shares held sixty days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

(continued)

MARKETFIELD FUND
Investment Highlights (continued)
(Unaudited)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

Growth of $10,000 Investment

* Inception Date

MARKETFIELD FUND
Schedule of Investments
June 30, 2012
(Unaudited)

	Shares	Value
COMMON STOCKS 70.21%
Building Material and Garden Equipment and Supplies Dealers 4.38%
Fastenal Co.	522,000	$21,041,820
Home Depot, Inc. (c)	605,000	32,058,950
Sherwin-Williams Co. (c)	280,000	37,058,000
		90,158,770
Chemical Manufacturing 3.52%
BASF SE (a)	526,000	36,411,288
Colgate-Palmolive Co.	201,000	20,924,100
Fuchs Petrolub AG (a)	278,000	15,178,828
		72,514,216
Clothing and Clothing Accessories Stores 4.14%
Nordstrom, Inc.	389,000	19,329,410
Ross Stores, Inc. (c)	483,000	30,173,010
TJX Companies, Inc. (c)	832,000	35,717,760
		85,220,180
Computer and Electronic Product Manufacturing 1.69%
FANUC Corp. (a)	93,000	15,066,617
Teradata Corp. (b)	274,000	19,730,740
		34,797,357
Construction of Buildings 9.42%
Buzzi Unicem SpA (a)(b)	2,091,000	19,594,856
CRH PLC (a)	1,625,000	31,354,247
DR Horton, Inc.	1,881,000	34,572,780
Ryland Group, Inc. (c)	1,447,000	37,014,260
Toll Brothers, Inc. (b)(c)	1,197,000	35,586,810
Wolseley PLC (a)	964,000	35,887,112
		194,010,065
Couriers and Messengers 1.26%
FedEx Corp. (c)	284,000	26,017,240
Credit Intermediation and Related Activities 3.47%
Fifth Third Bancorp	1,319,000	17,674,600
Governor & Company of the Bank of Ireland - ADR	3,348,400	20,257,820
Governor & Company of the Bank of Ireland - Ordinary Stock (a)(b)	7,960,000	997,266
Wells Fargo & Co. (c)	973,000	32,537,120
		71,466,806
Food and Beverage Stores 1.08%
Whole Foods Market, Inc. (c)	233,000	22,209,560

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
June 30, 2012
(Unaudited)

	Shares	Value
Food Manufacturing 1.97%
Hershey Co.	297,000	$21,392,910
HJ Heinz Co. (c)	350,500	19,060,190
		40,453,100
Food Services and Drinking Places 2.40%
Buffalo Wild Wings, Inc.	280,000	24,259,200
Chipotle Mexican Grill, Inc. (b)(c)	66,000	25,076,700
		49,335,900
General Merchandise Stores 2.45%
Costco Wholesale Corp. (c)	218,000	20,710,000
Tractor Supply Co. (c)	357,000	29,652,420
		50,362,420
Machinery Manufacturing 5.28%
Cummins, Inc. (c)	222,000	21,514,020
General Electric Co.	2,035,000	42,409,400
Ingersoll-Rand PLC (a)	594,000	25,054,920
National Oilwell Varco, Inc.	307,000	19,783,080
		108,761,420
Merchant Wholesalers, Durable Goods 1.46%
Beacon Roofing Supply, Inc. (b)	1,191,000	30,037,020
Miscellaneous Manufacturing 0.87%
3M Co.	201,000	18,009,600
Motor Vehicle and Parts Dealers 0.91%
AutoNation, Inc. (b)	530,000	18,698,400
Nonmetallic Mineral Product Manufacturing 4.22%
Eagle Materials, Inc. (c)	913,000	34,091,420
USG Corp. (b)(c)	2,080,000	39,624,000
Wienerberger AG (a)	1,403,000	13,175,985
		86,891,405
Nonstore Retailers 2.93%
Amazon.com, Inc. (b)(c)	150,000	34,252,500
eBay, Inc. (b)(c)	618,000	25,962,180
		60,214,680
Primary Metal Manufacturing 3.69%
Carpenter Technology Corp. (c)	522,000	24,972,480
Precision Castparts Corp. (c)	118,000	19,409,820
Steel Dynamics, Inc.	2,681,000	31,501,750
		75,884,050

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
June 30, 2012
(Unaudited)

	Shares	Value
Professional, Scientific, & Technical Services 3.20%
Bilfinger Berger SE (a)	284,000	$23,073,652
priceline.com, Inc. (b)(c)	64,500	42,861,540
		65,935,192
Rail Transportation 3.28%
Norfolk Southern Corp. (c)	410,000	29,425,700
Union Pacific Corp. (c)	319,000	38,059,890
		67,485,590
Real Estate 1.09%
Zillow, Inc. (b)	581,000	22,444,030
Textile Product Mills 1.44%
Mohawk Industries, Inc. (b)	425,000	29,677,750
Transportation Equipment Manufacturing 1.61%
Continental AG (a)(b)	235,000	19,514,933
ElringKlinger AG (a)	571,000	C13,563,237
		33,078,170
Truck Transportation 4.45%
JB Hunt Transport Services, Inc.	526,000	31,349,600
Landstar System, Inc.	573,000	29,635,560
Old Dominion Freight Line, Inc. (b)(c)	710,000	30,735,900
		91,721,060
TOTAL COMMON STOCKS (Cost $1,297,959,249)		1,445,383,981
REAL ESTATE INVESTMENT TRUSTS 0.97%
Rayonier, Inc.	445,000	19,980,500
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $19,455,960)		19,980,500

EXCHANGE-TRADED FUNDS 15.59%
iShares Dow Jones U.S. Home Construction Index Fund	1,454,000	24,427,200
iShares Dow Jones U.S. Transportation Average Index Fund (c)(d)	552,000	51,518,160
iShares MSCI Mexico Investable Market Index Fund	778,000	47,808,100
iShares Russell 2000 Index Fund	1,112,000	88,570,800
SPDR S&P Homebuilders ETF	1,313,000	28,032,550
SPDR KBW S&P Regional Banking ETF (d)	2,106,000	57,662,280
SPDR S&P Retail ETF	389,000	22,962,670
TOTAL EXCHANGE-TRADED FUNDS (Cost $304,680,451)		320,981,760

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
June 30, 2012
(Unaudited)

	Contracts	Value
PURCHASED OPTIONS 0.69%
Call Options 0.04%
iShares MSCI Emerging Markets Index
Expiration: July, 2012, Exercise Price: $41.00	48,500	$873,000
Put Options 0.65%
IBM Corp.
Expiration: October, 2012, Exercise Price: $190.00	2,500	1,662,500
iShares MSCI Emerging Markets Index
Expiration: July, 2012, Exercise Price: $37.00	53,810	1,399,060
iShares MSCI Emerging Markets Index
Expiration: July, 2012, Exercise Price: $39.00	68,900	5,580,900
iShares Barclays 20+ Year Treasury Bond Fund
Expiration: July, 2012, Exercise Price: $125.00	5,850	1,105,650
iShares FTSE China 25 Index
Expiration: July, 2012, Exercise Price: $32.00	81,800	1,799,600
Market Vectors Gold Miners ETF
Expiration: August, 2012, Exercise Price: $42.50	15,000	1,845,000
		13,392,710
TOTAL PURCHASED OPTIONS (Cost $38,968,960)		14,265,710

	Shares
SHORT-TERM INVESTMENTS 9.01%
AIM STIT — Treasury Portfolio	185,372,230	185,372,230
TOTAL SHORT-TERM INVESTMENTS (Cost $185,372,230)		185,372,230
Total Investments (Cost $1,846,436,850) 96.47%		1,985,984,181
Other Assets in Excess of Liabilities 3.53%		72,614,141
TOTAL NET ASSETS 100.00%		$2,058,598,322
________
Percentages are stated as a percent of net assets.

ADRAmerican Depository Receipt
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	All or a portion of this security is pledged as collateral for short positions.
(d)	Affiliated company.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Securities Sold Short
June 30, 2012
(Unaudited)

	Shares	Value
Baidu, Inc.(1)	133,000	$15,292,340
Barrick Gold Corp.(1)	1,026,000	38,546,820
Central Fund of Canada Ltd.(1)(3)	2,330,000	46,110,700
CNOOC Ltd.(1)	141,000	28,376,250
Coach, Inc.	428,000	25,029,440
Franklin Resources, Inc.	260,500	28,912,895
General Motors Co.	1,103,000	21,751,160
Grupo Financiero Galicia SA(1)	364,000	1,692,600
ICICI Bank Ltd.(1)	775,000	25,117,750
iShares Dow JPMorgan USD Emerging Markets Bond Fund(2)(4)	1,164,000	133,534,080
iShares FTSE China 25 Index Fund(2)	1,546,000	52,053,820
iShares MSCI Brazil Index Fund(2)	475,000	24,605,000
iShares MSCI South Africa Index Fund(2)	425,000	27,157,500
Leucadia National Corp.	844,000	17,951,880
LVMH Moet Hennessy(1)	194,000	29,424,069
Market Vectors Russia ETF(2)	319,000	8,345,040
Oracle Corp.	628,000	18,651,600
Ping An Insurance Group Co.(1)	1,753,000	13,941,840
Powershares QQQ(2)	680,000	43,628,800
Silver Wheaton Corp.(1)	596,000	15,996,640
Viterra, Inc.(1)	665,000	10,548,817
WisdomTree India Earnings Fund(2)	1,969,000	33,925,870
Total Securities Sold Short (Proceeds $693,635,228)		$660,594,911
________

(1)	Foreign issued security.
(2)	Exchange-traded fund.
(3)	Closed-end fund.
(4)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Options Written
June 30, 2012
(Unaudited)

	Contracts	Value
CALL OPTIONS
IBM Corp.
Expiration: October, 2012, Exercise Price: $200.00	2,500	$1,387,500
Market Vectors Gold Miners ETF
Expiration: August, 2012, Exercise Price: $47.00	15,000	1,785,000
Total Options Written (Premiums received $3,339,403)		$3,172,500

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (cost $1,739,200,838)	$1,876,803,741
Affiliated issuers (cost $107,236,012)	109,180,440
Total investments, at value (cost $1,846,436,850)	1,985,984,181
Cash	495,898
Deposit for short sales at broker	734,510,182
Receivable for investments sold	15,887,572
Receivable for Fund shares issued	25,959,580
Dividends and interest receivable	1,678,378
Other assets and prepaid expenses	94,769
Total Assets	2,764,610,560

Liabilities
Securities sold short, at market value (proceeds $693,635,228)	660,594,911
Options written, at value (premiums received $3,339,403)	3,172,500
Payable for investments purchased	38,515,617
Payable to Adviser	2,076,732
Payable for Fund shares redeemed	608,957
Payable to affiliates	267,912
Dividends payable on short positions	649,516
Accrued expenses and other liabilities	126,093
Total Liabilities	706,012,238

Net Assets	$2,058,598,322

Net Assets Consist Of:
Paid-in capital	1,875,972,933
Accumulated net investment loss	(7,792,329)
Accumulated net realized gain	17,731,773
Net unrealized appreciation (depreciation) on:
Investments	164,250,581
Foreign currency translation	(68,606)
Purchased options	(24,703,250)
Written options	166,903
Securities sold short	33,040,317
Net Assets	$2,058,598,322

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	135,042,555

Net asset value, redemption price and offering price per share(1)	$15.24
________
(1)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Six
Months Ended
June 30, 2012
(Unaudited)
Investment Income
Dividend income(1)
Unaffiliated issuers	$9,176,329
Affiliated issuers	485,328
Interest income	115,546
Total Investment Income	9,777,203
Expenses
Advisory fees	9,172,608
Dividends on short positions	5,645,036
Interest expense	2,182,472
Administration fees	342,741
Fund accounting fees	104,358
Transfer agent fees and expenses	90,276
Federal and state registration fees	81,960
Custody fees	47,720
Audit and tax fees	36,572
Reports to shareholders	17,910
Legal fees	15,846
Trustees’ fees and related expenses	4,748
Chief Compliance Officer fees and expenses	3,922
Other expenses	40,742
Total Expenses	17,786,911
Net Investment Loss	(8,009,708)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from unaffiliated issuers:
Investments	1,948,962
Foreign currency translation	(738,561)
Purchased options	11,342,084
Futures contracts closed	(878,941)
Written options	11,766,911
Short transactions	8,521,636
Net realized gain on investments	31,962,091
Change in net unrealized appreciation (depreciation) on:
Investments	115,871,355
Foreign currency translation	(63,467)
Futures contracts	(2,352,262)
Purchased options	(25,229,734)
Written options	(1,675,001)
Short transactions	(2,193,341)
Net Realized and Unrealized Gain on Investments	116,319,641
Net Increase in Net Assets from Operations	$108,309,933
________
(1)	Net of withholding taxes of $482,501.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Changes in Net Assets

	For Six Months
	Ended
	June 30, 2012	For Year Ended
	(Unaudited)	December 31, 2011
From Operations
Net investment loss	$(8,009,708)	$(7,445,087)
Net realized gain (loss) from unaffiliated issuers:
Investments	1,948,962	(12,799,317)
Foreign currency translation	(738,561)	(263,215)
Purchased options	11,342,084	(9,171,879)
Written options	11,766,911	19,664
Futures contracts closed	(878,941)	7,689,310
Short transactions	8,521,636	5,791,234
Net realized gain (loss) on investments	31,962,091	(8,734,203)
Change in net unrealized appreciation (depreciation) on:
Investments	115,871,355	(4,790,663)
Foreign currency translation	(63,467)	5,961
Futures contracts	(2,352,262)	2,352,262
Purchased options	(25,229,734)	389,270
Written options	(1,675,001)	1,841,904
Short transactions	(2,193,341)	39,106,103
Net increase in net assets from operations	108,309,933	22,725,547
From Capital Share Transactions
Proceeds from shares sold	1,151,980,199	631,716,375
Payments for shares redeemed*	(90,474,177)	(199,580,109)
Net increase in net assets from capital share transactions	1,061,506,022	432,136,266
Total increase in net assets	1,169,825,979	454,861,813
Net Assets:
Beginning of period	888,782,367	433,920,554
End of period	$2,058,608,346	$888,782,367
Accumulated net investment loss	$(7,792,329)	$(15,206)
________
* Net of redemption fees of	$60,034	$61,195

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months			Period from		Year		Period
	Ended	Year Ended	Year Ended	June 1, 2009 to		Ended		Ended
	June 30, 2012	December 31,	December 31,	December 31,		May 31,		May 31,
	(Unaudited)	2011	2010	2009		2009		2008(1)
Net Asset Value, Beginning of Period	$14.02	$13.52	$11.84	$10.18		$10.76		$10.00
Income (loss) from
investment operations:
Net investment loss	(0.06)	(0.11)	(0.04)	(0.06)		(0.03)		(0.05)
Net realized and unrealized gain
(loss) on investments	1.28	0.61	1.75	1.72		(0.55)		0.81
Total from investment operations	1.22	0.50	1.71	1.66		(0.58)		0.76
Less distributions paid:
From net investment Income	—	—	(0.01)	—		—		—
From net realized gain on investments	—	—	(0.02)	—		(0.00	)(7)	—
Total distributions paid	—	—	(0.03)	—		(0.00	)(7)	—
Paid-in capital from
redemption fees (Note 2)	0.00 (7)	0.00 (7)	0.00 (7)	0.00	(7)	0.00	(7)	—
Net Asset Value, End of Period	$15.24	$14.02	$13.52	$11.84		$10.18		$10.76
Total Return(2)	8.77%	3.70%	14.32%	16.40%		(5.36)%		7.60%
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,058,598	$888,782	$433,921	$98,503		$43,044		$11,684
Ratio of expenses to average net assets:
Before waivers, reimbursements and
recoupments of expenses(3)	2.71%	2.42%	2.35%	2.58	%(4)	2.67%		5.98%
Excluding dividends and interest expense
on short positions(3)	1.52%	1.55%	1.64%	1.75%		2.24%		5.01%
After waivers, reimbursements and
recoupments of expenses(3)	2.71%	2.43%	2.46%	2.43	%(4)	2.24%		2.97%
Excluding dividends and interest expense
on short positions(3)	1.52%	1.56%	1.75%	1.90%		1.81%		2.00%
Ratio of net investment loss to average net assets:
Before waivers, reimbursements and
recoupments of expenses(3)(5)	(1.22)%	(1.06)%	(0.25)%	(1.48	)%(6)	(0.92)%		(4.33)%
After waivers, reimbursements and
recoupments of expenses(3)(5)	(1.22)%	(1.07)%	(0.36)%	(1.33	)%(6)	(0.49)%		(1.32)%
Portfolio turnover rate(2)	33.96%	138.22%	159.31%	78.10%		226.79%		123.43%
________
(1)	The Fund commenced operations on July 31, 2007.
(2)
Not annualized for periods less than a full year.  The total return shown for the year ended May 31, 2009 and the period ended December 31, 2009, reflect the total return while the Fund was taxed as a C corporation (see Note 2f).

(3)	Annualized for periods less than one year.
(4)	Includes tax expense.
(5)	The net investment loss ratios include dividends and interest expense on short positions.
(6)	The net investment loss ratios include tax expense.
(7)	Rounds to less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Notes to Financial Statements
June 30, 2012
(Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Marketfield Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on July 31, 2007. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Marketfield Asset Management, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (the “Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Foreign securities are valued at the last current sale price on the principal exchange.  As a result, it is possible that the value of foreign securities may be materially affected by events occurring before the Fund’s pricing time (close of the New York Stock Exchange (“NYSE”)) but after the close of the primary market or exchange on which the security is traded.  Securities for which market quotations have been materially affected by events occurring before the close of NYSE but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Trust’s Board of Trustees.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

MARKETFIELD FUND
Notes to Financial Statements (continued)
June 30, 2012
(Unaudited)

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.
The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad Levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s investments carried at fair value as of June 30, 2012:

	Level 1*	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$1,445,383,981	$—	$—	$1,445,383,981
Real Estate Investment Trusts	19,980,500	—	—	19,980,500
Exchange-Traded Funds	320,981,760	—	—	320,981,760
Total Equity	1,786,346,241	—	—	1,786,346,241
Purchased Options	14,265,710	—	—	14,265,710
Short-Term Investments	185,372,230	—	—	185,372,230
Total Investments in Securities	$1,985,984,181	$—	$—	$1,985,984,181
Liabilities:
Securities Sold Short	$(600,594,911)	$—	$—	$(600,594,911)
Written Options	(3,172,500)	—	—	(3,172,500)
Total Liabilities	$(663,767,411)	$—	$—	$(663,767,411)

* For further breakdown of Level 1 securities by Industry type, please refer to the Schedule of Investments.
The Fund recognizes transfers between Levels as of the beginning and end of the fiscal period. There were no transfers between Level 1 and 2 during the period ended June 30, 2012.

The Fund held no Level 3 securities during the period ended June 30, 2012.  The Fund measures Level 3 activity as of the beginning and end of the fiscal period.  For the period ended June 30, 2012 the Fund did not have significant unobservable inputs (Level 3 securities) used in determining fair value; therefore, a reconciliation of assets in which significant unobservable inputs used in determining fair value is not applicable.

The Valuation Committee of the Trust shall meet to consider any valuations.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In considering a fair value determination, factors that may be considered, among others include;

MARKETFIELD FUND
Notes to Financial Statements (continued)
June 30, 2012
(Unaudited)

the type and structure of the security; unusual events or circumstances relating to the security's issuer; general market conditions; prior day's valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; trading activity and prices of similar securities or financial instruments.

The Fund may invest in options, futures contracts and options on futures contracts as a principal investment strategy.  Derivatives, such as options, futures contracts and options on futures contracts, may allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments.  The Fund may invest in derivatives for hedging purposes, but the investments may not be effective as a hedge against price movements and may limit the potential for growth in the value of Fund shares.  Certain types of derivatives may create leverage insofar as the Fund may receive returns (or suffer losses) that exceed the initial amounts that the Fund invested in connection with the derivatives. The use of derivatives can result in losses or gains to the Fund that exceed the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of June 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value
Purchased options	Assets, Investments at Value	$14,265,710
Written options	Liabilities, Written Options	3,172,500
Total		$17,438,210

The effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2012 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Purchased options	Net realized gain (loss) on
	purchased options	$11,342,084
Written options	Net realized gain (loss) on
	options contracts closed	11,766,911
Futures contracts	Net realized gain (loss) on
	futures contracts closed	(878,941)
Total		$22,230,054

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Purchased options	Change in net unrealized
	appreciation (depreciation)
	on purchased options	$(25,229,734)
Written options	Change in net unrealized
	appreciation (depreciation)
	on written options	(1,675,001)
Futures contracts	Change in net unrealized
	appreciation (depreciation)
	on futures contracts	(2,352,262)
Total		$(29,256,997)

MARKETFIELD FUND
Notes to Financial Statements (continued)
June 30, 2012
(Unaudited)

(b)Foreign Securities

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

(c) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

At June 30, 2012, the Fund’s deposit for short sales at broker was with Barclays Capital Prime Services and Citigroup Global Markets, Inc. (the “Brokers”).  The Adviser determined, based on information available at the time, that the creditworthiness of the Brokers is satisfactory. However, there is no guarantee that the Adviser’s determination is correct or will remain accurate. The Fund’s deposit for short sales at broker was $734,510,182 and in excess of the Fund’s liability for securities sold short of $660,594,911. The Fund does not require the Brokers to maintain collateral in support of the receivable for proceeds on securities sold short.

(d) Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period in the event the option is exercised.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of

MARKETFIELD FUND
Notes to Financial Statements (continued)
June 30, 2012
(Unaudited)

the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

When the Fund purchases an option, the Fund pays a non-refundable premium to the seller (writer) of the option. The Fund includes the premium paid in the Statement of Assets and Liabilities as an equivalent asset. The amount of the asset is subsequently marked to market to reflect the current value of the option purchased.

Options expose the Fund to counterparty credit risk. The Fund will not enter into these transactions unless it owns either 1) an offsetting position in securities or other options or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover potential obligations.

Transactions in options written during the six months ended June 30, 2012 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	—	$—
Options written	97,614	20,836,337
Options terminated in closing transactions	(80,114)	(17,496,934)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	17,500	$3,339,403

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	4,000	$3,421,904
Options written	4,050	1,261,677
Options terminated in closing transactions	(6,150)	(4,014,070)
Options exercised	(1,900)	(669,511)
Options expired	—	—
Outstanding, end of period	—	$—

(e) Futures

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash at least equal to the daily fluctuation of value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. The Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents, or liquid securities, as collateral for the futures contracts. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

MARKETFIELD FUND
Notes to Financial Statements (continued)
June 30, 2012
(Unaudited)

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

(f) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company (a “RIC”) and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Due to significant non-qualifying income earned by the Fund on its investments in futures on commodities and other financial instruments for the period from June 1, 2008 to December 31, 2009, the Fund failed to qualify as a RIC and was therefore treated as a C corporation for that period. In order to re-qualify as a RIC, the Fund distributed, prior to the end of its first new RIC taxable year, all of its earning and profits accumulated in those non-RIC taxable years. During 2010, the Fund complied with the requirements of subchapter M of the Code necessary to qualify as a RIC in 2010, including distributing earnings and profits accumulated as of December 31, 2009. As such, the Fund met the requirements to once again qualify as a RIC beginning with its 2010 tax year, and that continues to remain true.

(g) Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Due to its C corporation status for the period from June 1, 2009 to December 31, 2009, the Fund was required to distribute its accumulated C corporation profits by the end of 2010 in order to re-establish RIC status for 2010. The amount of accumulated C corporation profits distributed in 2010 was $603,618, all of which was distributed as ordinary income for tax purposes.

The Fund recently determined that it did not qualify as a RIC for the period June 1, 2008 through May 31, 2009 and filed amended tax returns to reflect the Fund’s status as a C corporation for this period.  Under the amended tax returns for the period June 1, 2008 through May 31, 2009, the Fund reported a net loss for the period June 1, 2008 through May 31, 2009 and accordingly will not record any current income tax expense attributable to this period.  Furthermore, the Fund amended its tax returns for the period June 1, 2009 through December 31, 2009 to carry-forward the losses newly-reported from the period June 1, 2008 through May 31, 2009 and offset previously-reported income for the period June 1, 2009 through December 31, 2009.  As a result, the Fund expects to receive an income tax refund with respect to the period June 1, 2009 through December 31, 2009.  The amount of any income tax refund is expected to be immaterial.

(h) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the

MARKETFIELD FUND
Notes to Financial Statements (continued)
June 30, 2012
(Unaudited)

total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held sixty days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The Fund retained redemption fees of $60,034 and $61,195 during the six months ended June 30, 2012 and the year ended December 31, 2011, respectively.

(j) Expenses
Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between funds of the Trust or by other equitable means.
(k) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters
Distributions paid to shareholders for the periods ended were as follows:

	Ordinary Income	Long-term Capital Gains
December 31, 2010	$603,618	$—
December 31, 2011	$—	$—

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Tax cost of investments	$740,061,011
Unrealized appreciation	70,725,529
Unrealized depreciation	(23,942,604)
Net unrealized appreciation	46,782,925
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains	27,532,531
Total accumulated gains	$74,315,456

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments and relate primarily to reclassification of the character of total distributable earnings from capital to ordinary:

Undistributed Net Investment Income (Loss)	$7,522,255
Accumulated Net Realized Gain (Loss)	$(37,387)
Paid-in Capital	$(7,484,868)

At December 31, 2011, the Fund deferred, on a tax basis, post-October losses of:

Currency	Capital
$15,206)	$2,896,749

MARKETFIELD FUND
Notes to Financial Statements (continued)
June 30, 2012
(Unaudited)

At December 31, 2011, the Fund had accumulated net realized capital loss carryover of $3,810,565, $3,247,098 of which will expire on December 31, 2018.  The remaining $563,467 (composed of ST capital losses) will be carried forward indefinitely to offset future realized capital gains.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2011. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in the fiscal year 2011. At December 31, 2011, tax years that remain open to examination in the Fund’s major tax jurisdictions include the years ended May 31, 2008, May 31, 2009, December 31, 2009, December 31, 2010 and December 31, 2011.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.40% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 30, 2013 and for an indefinite period thereafter at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s total operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions, acquired fund fees and expenses or extraordinary or non-recurring expenses such as litigation) do not exceed 1.75% of the Fund’s average daily net assets (the “Expense Limitation Cap”). Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. During the six months ended June 30, 2012, there were no expenses waived or recouped by the Adviser.

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the period ended June 30, 2012, the Fund incurred $342,741 in administration fees.  At June 30, 2012, the Administrator was owed fees of $200,279.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended June 30, 2012, the Fund incurred $104,358, $90,276, and $47,720 in fund accounting, transfer agency, and custody fees, respectively.  At June 30, 2012, fees of $58,000, $17,604, and $0 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.
Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the period ended June 30, 2012, the Fund was allocated $3,922 of the Trust’s Chief Compliance Officer fee.  At June 30, 2012, fees of $1,929 were owed by the Fund for the Chief Compliance Officer’s services.

MARKETFIELD FUND
Notes to Financial Statements (continued)
June 30, 2012
(Unaudited)

(6)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
Shares sold	77,792,369	46,200,523
Shares redeemed	(6,142,718)	(14,897,452)
Net increase	71,649,651	31,303,071

(7)	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended June 30, 2012, were $1,333,362,488 and $393,163,496, respectively.
(8)	Transactions with Affiliates

The following issuers are affiliated with the Fund; that is, the Fund held 5% or more of the outstanding voting shares of each issuer during the period from January 1, 2012 through June 30, 2012.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share			Share
	Balance			Balance	Realized		Value At
Issuer	At Dec. 31,			At June 30,	Gain	Dividend	June 30,	Acquisition
Name	2011	Additions	Reductions	2012	(Loss)	Income	2012	Cost
iShares Dow Jones U.S.
Transportation Average Index Fund	—	552,000	—	552,000	—	$218,043	$51,518,160	$51,216,431
SPDR KBW Regional Banking ETF	336,000	1,770,000	—	2,106,000	—	267,285	57,662,280	56,019,581

(9)	Recent Tax Law

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC” Act) was enacted, and the provisions within the RIC Act are effective for the Fund for the year ended December 31, 2011. The RIC Act modernized several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original losses retained. Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss. The RIC Act also contains simplification provisions, which are aimed at preventing RIC disqualification for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

(10)	Reorganization

At a meeting held on June 26, 2012, the Board of Trustees of the Trust, approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to the Fund.  The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the MainStay Marketfield Fund (the “New Fund”), a newly created series of MainStay Funds Trust, an open-end registered investment management company.  The Board of Trustees of MainStay Funds Trust approved the Plan of Reorganization on June 28, 2012.  A notice of a special meeting of shareholders and a proxy statement seeking shareholder approval for the Plan of Reorganization has been sent to Fund shareholders of record as of June 29, 2012.  If the Plan of Reorganization is approved, shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization.  The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization.  The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes.  If approved by shareholders, the Reorganization is expected to occur on or about October 5, 2012.

MARKETFIELD FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•   information we receive about you on applications or other forms;

•   information you give us orally; and

•   information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MARKETFIELD FUND
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-236-4298.

Independent Trustees

Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair of Accounting,	27	Independent Trustee, USA
615 E. Michigan St.		Term; Since	Marquette University (2004–present).		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,			investment company with
Age: 57		2001			two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest Airlines, Inc.	27	Independent Trustee, USA
615 E. Michigan St.		Term; Since	(airline company) (1986–present).		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,			investment company with
Age: 55		2001			two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired; Managing Director,	27	Independent Trustee,
615 E. Michigan St.		Term; Since	Chief Administrative Officer (“CAO”)		Gottex Multi-Asset
Milwaukee, WI 53202		October 23,	and Chief Compliance Officer (“CCO”),		Endowment Fund complex
Age: 69		2009	Granite Capital International Group,		(three closed-end
			L.P. (an investment management firm)		investment companies);
			(1994–2011); Vice President, Secretary,		Independent Trustee,
			Treasurer and CCO of Granum Series		Gottex Multi-Alternatives
			Trust (an open-end investment company)		Fund complex (three
			(1997–2007); President, CAO and CCO,		closed-end investment
			Granum Securities, LLC (a broker-dealer)		companies); Independent
			(1997–2007).		Manager, Ramius IDF,
LLC (a closed-end
investment company).

MARKETFIELD FUND
Additional Information (continued)
(Unaudited)

Interested Trustee and Officers

Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice President, U.S. Bancorp	27	Trustee, Buffalo Funds
615 E. Michigan St.	President	Term; Since	Fund Services, LLC (1994–present).		(an open-end investment
Milwaukee, WI 53202	and Trustee	August 22,			company with ten
Age: 50		2001			portfolios); Trustee, USA
MUTUALS (an open-end
investment company with
two portfolios).

John Buckel	Vice President,	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer and	Term; Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 10,	(2004–present).
Age: 54	Accounting	2008 (Vice
	Officer	President);
Since
September 10,
2008
(Treasurer)

Robert M. Slotky	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Chief	Term; Since	Fund Services, LLC (2001–present).
Milwaukee, WI 53202	Compliance	January 26,
Age: 65	Officer and	2011
Anti-Money
Laundering
Officer

Rachael A. Spearo	Secretary	Indefinite	Vice President and Legal Compliance	N/A	N/A
615 E. Michigan St.		Term; Since	Officer, U.S. Bancorp Fund Services,
Milwaukee, WI 53202		November 15,	LLC (2004–present).
Age: 32		2005

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC (2002–present).
Milwaukee, WI 53202		January 10,
Age: 38		2008

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC (2008–present).
Milwaukee, WI 53202		July 21,
Age: 30		2011

________
(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-236-4298. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-888-236-4298, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management, LLC
292 Madison Avenue
14th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 5, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)                                      /s/Joseph Neuberger
Joseph Neuberger, President

Date     September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                                      /s/Joseph Neuberger
Joseph Neuberger, President

Date     September 5, 2012

By (Signature and Title)                                      /s/John Buckel
John Buckel, Treasurer

Date     September 5, 2012

* Print the name and title of each signing officer under his or her signature.